SUPPLEMENT TO SETTLEMENT AGREEMENT

           This Supplement to the Settlement Agreement dated January 31, 2002 by an among Robbins Resource Recovery Partners, L.P. (the "Partnership"), RRRP Robbins, Inc. (the "General Partner"), RRRP Illinois, LLC (the "Operator", and together with the Partnership and the General Partner hereinafter sometimes referred to individually as a "Debtor" and collectively as the "Debtors"), the undersigned holders (each in its capacity as an individual holder, and collectively, as an unofficial committee known as the "Bondholders Steering Committee") of 1999 Bonds (as defined below) issued pursuant to the Indenture (as defined below) representing the number of holders of 1999 Bonds as reflected in the signature lines below (each, a "Bondholder" and, collectively, the "Bondholders"), Foster Wheeler LLC (successor by merger to Foster Wheeler Corporation), its Affiliates, and their Related Persons (as defined in Section 24 of the Settlement Agreement) (collectively "FW") and SunTrust Bank (formerly known as, and as successor to SunTrust Bank, Central Florida, National Association) in its capacity as trustee under the Indenture (as defined in the Settlement Agreement) (the "Trustee") and as Litigation Proceeds Trustee (as defined in the Indenture) (the "Settlement Agreement") is made this 31st day of January, 2002.

           The Parties hereto, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

           1. Paragraph 3 of the Settlement Agreement is deleted in its entirety and replaced with the following:

                    3. Contemporaneously with the filing of the Motion to Approve this Settlement Agreement with the Bankruptcy Court, the Trustee shall file in the Bankruptcy Court a Complaint in the Bankruptcy Cases in the form attached hereto as EXHIBIT 2 (the "Foreclosure Action") seeking (a) to foreclose the Partnership's interests in the Trust Estate, and (b) to foreclose the Trustee's liens on the Trust Estate. The Parties hereto agree that the Foreclosure Action is being brought for the benefit of the Debtors and their respective bankruptcy estates and creditors for purposes of implementing the Settlement Agreement and that this Foreclosure Action is an integral part of the Settlement Agreement. The rights of the Trustee in and to the proceeds of such Foreclosure Action are subject to the terms and conditions of this Settlement Agreement





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           and specifically to the rights of the Debtors and FW to allocation of the proceeds of the Foreclosure Action as set forth in Section 8.1 of the Agreement.

           2. Paragraph 5 of the Settlement Agreement shall be amended by adding the following proviso to the end of the second sentence thereof:

                    "; provided that, notwithstanding the foregoing to the contrary, the Debtors shall be permitted to pay 80% of their respective professional fees to Walker, Truesdell, Radick & Assoc. and Power Services Associates, Inc., as the case may be"


                                    * * * * *









                                      -2-






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           IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of date first above written.

                                 ROBBINS RESOURCE RECOVERY
                                 PARTNERS, L.P.


                                 By:  /S/ HOBART S. TRUESDELL
                                    --------------------------------------------
                                      Name:
                                      Title:


                                RRRP ROBBINS, INC.


                                By:  /S/ HOBART S. TRUESDELL
                                   ---------------------------------------------
                                      Name:
                                      Title:

                               RRRP ILLINOIS, LLC


                               By:  /S/ HOBART S. TRUESDELL
                                  ----------------------------------------------
                                      Name:
                                      Title:











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                               FOSTER WHEELER LLC (as successor by merger
                               to Foster Wheeler Corporation)


                               By:  /S/ STEVEN I. WEINSTEIN
                                  ----------------------------------------------
                                    Name:    Steven I. Weinstein
                                    Title:   Manager and Vice President















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                               SUNTRUST BANK, as Trustee


                               By:  /S/ DEBORAH MOREYA
                                  ----------------------------------------------
                                    Name: Deborah Moreya
                                    Title: First Vice President













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                               FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                               Holder of 1999A Bonds, 1999B Bonds, 1999C Bonds and 1999D Bonds in the principal amount of $72.729M, $28,459M, $35,000M and $22,651M, respectively.


                               By:  /S/ RICHARD L. KUERSTAINER
                                  ----------------------------------------------
                                    Name: Richard L. Kuerstainer
                                    Title: AVP










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                               EATON VANCE MANAGEMENT

                               Holder of 1999A Bonds, 1999B Bonds, 1999C Bonds and 1999D Bonds in the principal amount of $14,554,687, $5,695,313, $11,686,780 and
                               $4,533,035, respectively.


                               By:  /S/ THOMAS M. METZOLD
                                  ----------------------------------------------
                                    Name:  Thomas M. Metzold
                                    Title: Vice President




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                               PRUDENTIAL MUTUAL FUND INVESTMENT MANAGEMENT

                               Holder of 1999A Bonds, 1999B Bonds, 1999C Bonds and 1999D Bonds in the principal amount of $5,031,250, $1,968,750, $4,039,876 and
                               $1,566,975, respectively.


                               By:  /S/ ROBERT HAAS
                                  ----------------------------------------------
                                    Name: Robert Haas
                                    Title: Vice President













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                               VAN KAMPEN TAX FREE HIGH INCOME FUND*

                               Holder of 1999A Bonds, 1999B Bonds, 1999C Bonds and 1999D Bonds in the principal amount of $3,953,000, $1,547,000, $0 and $0, respectively.


                               By:  /S/JOHN L. SULLIVAN
                                  ----------------------------------------------
                                    Name: John L. Sullivan
                                    Title: Vice President, CFO and Treasurer

                               *As provided for in Section 8.1 of the Agreement and Declaration of Trust of the Van Kampen Tax Free `Trust (the "Trust") dated as of May 10, 1995 an r amended (under which the Trust is organized as a business trust under the laws of the State of Delaware and the Van Kampen Tax Free High Income Fund (the "`Series") is organized as series of the Trust), the shareholders, trustees, officers, employees, and other agents of the Trust and the Series shall not personally be bound by or liable for the matters set for hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder. A Certificate of Trust referring to the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of Delaware.











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                               VAN KAMPEN MUNICIPAL INCOME FUND

                               Holder of 1999A Bonds, 1999B Bonds, 1999C Bonds and 1999D Bonds in the principal amount of $3,773,000, $1,477,000, $0 and $0, respectively.


                               By:  /S/ JOHN L. SULLIVAN
                                  ----------------------------------------------
                                    Name: John L. Sullivan
                                    Title: Vice President, CFO and Treasurer

                               *As provided for in Section 8.1 of the Agreement and Declaration of Trust of the Van Kampen Tax Free Trust (the "Trust") dated as of May 10, 1995 and further amended (under which the Trust is organized as a business trust under the laws of the State of Delaware and the Van Kampen Municipal Income Fund (the "Series") is organized as series of the Trust), the shareholders, trustees, officers, employees, and other agents of the Trust and the Series shall not personally be bound by or liable for the matters set forth hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder. A Certificate of Trust referring to the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of Delaware.







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                               VAN KAMPEN HIGH YIELD MUNICIPAL FUND*

                               Holder of 1999A Bonds, 1999B Bonds, 1999C Bonds and 1999D Bonds in the principal amount of $1,473,000, $577,000, $0 and $0, respectively.


                               By:  /S/ JOHN L. SULLIVAN
                                  ----------------------------------------------
                                    Name: John L. Sullivan
                                    Title: Vice President, CFO and Treasurer

                               *As provided for in Section 8.1 of the Agreement and Declaration of Trust of the Van Kampen Tax-Exempt Trust (the "Trust") dated as of May 10, 1995, as amended and restated as of June 21, 1995 and subsequently amended (under which the Trust is organized as a business trust under the laws of the State of Delaware- and the Van Kampen High Yield Municipal Fund (the "Series") is organized as series of the Trust), the shareholders, trustees, officers, employees, and other agents of the Trust and the Series shall not personally be bound by or liable for the matters set forth hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder. A Certificate of Trust referring to the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of Delaware.












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                               VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST*

                               Holder of 1999A Bonds, 1999B Bonds, 1999C Bonds and 1999D Bonds in the principal amount of $180,000, $70,000, $0 and $0, respectively.


                               By:  /S/ JOHN L. SULLIVAN
                                  ----------------------------------------------
                                    Name: John L. Sullivan
                                    Title: Vice President, CFO and Treasurer


                               *As provided for in Section 5.5 of the
                               Declaration of Trust as amended of the Van Kampen Investment Grade Municipal Trust (the "Trust") (under which the Trust is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts), the shareholders, trustees, officers, employees and other agents of the Trust shall not personally be bound by or liable for the matters set forth herein, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.




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